UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2019 (December 18, 2019)

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 19, 2019, PAR Technology Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that ParTech, Inc., a wholly owned subsidiary of the Company, had completed the acquisition of AccSys, LLC (f/k/a AccSys, Inc., and otherwise known as Restaurant Magic (“Restaurant Magic”)) on December 18, 2019 pursuant to the terms of an interest purchase agreement dated November 7, 2019. This Current Report on Form 8-K/A amends and supplements the Original 8-K to include the financial statements of Restaurant Magic and the pro forma financial information required in connection with the acquisition of Restaurant Magic.

Item 9.01	Financial Statements and Exhibits

The Company is filing this amendment to the Original 8-K to provide:

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Restaurant Magic for the year ended December 31, 2018 and the unaudited financial statements of Restaurant Magic for the nine months ended September 30, 2018 and September 30, 2019 are set forth in Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 9.01(a).

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated balance sheet of the Company as of September 30, 2019 and the unaudited pro forma condensed combined consolidated statements of operations of the Company for the year ended December 31, 2018 and the nine months ended September 30, 2019 are set forth in Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(b).

(d) Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of BDO USA, LLP.
99.1	Audited financial statements of AccSys, Inc. for the year ended December 31, 2018.
99.2	Unaudited financial statements of AccSys, Inc. for the nine months ended September 30, 2018 and September 30, 2019.
99.3
Unaudited pro forma condensed combined consolidated balance sheet of PAR Technology Corporation as of September 30, 2019 and unaudited pro forma condensed combined consolidated statements of operations of PAR Technology Corporation for the year ended December 31, 2018 and the nine months ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: February 3, 2020	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial and Accounting Officer
(Principal Financial Officer)